Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2009 — Quarter 1
Note: amounts are in thousands, except per share amounts
First quarter (Q1), ended July 25, 2008, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q1	% of	Q1	% of	Q1	Q1	Q1	Q1
	2009	sales	2008	sales	2009	2008	2009	2008

Net sales	$440,287		$424,624		$368,143	$360,189	$72,144	$64,435

Cost of sales	130,396	29.6%	125,568	29.6%	25.5%	25.5%	50.6%	52.5%
Operating wages	152,705	34.7%	153,785	36.2%	39.1%	40.5%	12.2%	12.2%
Other operating	73,560	16.7%	68,849	16.2%	18.9%	18.1%	5.4%	5.7%
S,G & A	40,167	9.1%	35,814	8.4%	6.8%	6.1%	20.8%	21.3%
Depr. & amort.	19,939	4.6%	19,083	4.5%	4.9%	4.8%	2.7%	3.0%

Operating income	23,520	5.3%	21,525	5.1%	4.8%	5.0%	8.3%	5.3%

Interest	2,885	0.6%	2,217	0.6%

Pre-tax income	20,635	4.7%	19,308	4.5%

Income taxes	6,826	1.6%	5,985	1.4%

Net income	$13,809	3.1%	$13,323	3.1%

EPS — basic	$0.45		$0.38
EPS — diluted	$0.45		$0.38

Dividends paid per share	$0.14		$0.14

Weighted average shares outstanding:

Basic	30,729		34,910
Dilutive stock options	173		418

Diluted	30,902		35,328

Shares outstanding at quarter end	30,880		34,466
•	Income taxes, as a percentage of pre-tax income, were 33.1% vs. 31.0%

Fiscal 2009 - Quarter 1 1

Consolidated Review:
•	Net sales increased 3.7% ($440.3 million vs. $424.6 million).

•	Operating income increased 9.3% ($23.5 million vs. $21.5 million).

•	Pre-tax income increased 6.9% ($20.6 million vs. $19.3 million).

•	Effective tax rate was 33.1% compared to 31.0%.

•	Net income increased 3.6% ($13.8 million vs. $13.3 million).

•	Diluted EPS was $0.45 vs. $0.38.

•	The first quarter results include the impact of the following (dollars in thousands):
◦	Consolidated and restaurant results for the first quarters of fiscal 2009 and 2008 included a net pre-tax gain of $0 and $1.1 million, respectively, on asset disposals that are reflected in S,G&A.

◦	Consolidated and restaurant results for the first quarter of fiscal 2009 included a pre-tax charge of $0.7 million related to a legal settlement that is reflected in S,G&A.

◦	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a new performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the new plan are:
(amounts in thousands)

	Q1 FY 09	Q1 FY 08	Total FY 09
	Actual *	Actual *	Estimated	Total FY 08 Actual

Stock options	$866	$435	$1,262	$810
New plan (excluding options)	3,938	3,534	6,483	5,470

Total	$4,804	$3,969	$7,745	$6,280
* Expense is reflected in S, G & A: $3,731 and $3,070 in 2009 and 2008, respectively, in the restaurant segment and $1,073 and $899 in 2009 and 2008, respectively, in the food products segment.

Fiscal 2009 - Quarter 1 2

Restaurant Review:
•	Overall restaurant sales increased 2.2% ($368.1 million vs. $360.2 million).
•	Nominal same-store sales increased 2.0% at Bob Evans Restaurants and decreased 6.5% at Mimi’s.
•	Operating income decreased 3.0% ($17.6 million vs. $18.1 million).
•	Operating margin was 4.8% compared to 5.0%.
•	Restaurants in operation at quarter end were: 571 Bob Evans Restaurants and 135 Mimi’s. 579 Bob Evans Restaurants and 116 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4	Full Year	Closings	Ending Total

2009	571	0	0e	0e	1e	1e	0	572e
2008	579	0	0	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
Mimi’s Cafes:

Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4	Full Year	Closings	Ending Total

2009	132	3	4e	3e	2e	12e	0	144e
2008	115	1	2	8	6	17	0	132
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
Consolidated Restaurants:

Fiscal Year	Beginning Total	Q1	Q2	Q3	Q4	Full Year	Closings	Ending Total

2009	703	3	4e	3e	3e	13e	0	716e
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683

Fiscal 2009 - Quarter 1 3

•	Rebuilt restaurant openings, by quarter:

Fiscal Year	Q1	Q2	Q3	Q4	Full Year

2009	1	3e	0e	1e	5e
2008	2	2	1	3	8
2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 547 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	4.4	2.8	1.6	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)
June	0.9	2.9	(2.0)	4.0	2.6	1.4	(4.1)	3.0	(7.1)
July	1.1	2.9	(1.8)	4.4	2.6	1.8	(5.6)	3.0	(8.6)

Q1	2.0	2.9	(0.9)	3.2	2.4	0.8	(3.9)	3.0	(6.9)

August				4.3	2.6	1.7	(4.2)	3.0	(7.2)
September				0.4	2.6	(2.2)	5.0	2.4	2.6
October				(1.9)	1.8	(3.7)	3.0	2.4	0.6

Q2				0.7	2.3	(1.6)	1.3	2.6	(1.3)

November				2.1	2.8	(0.7)	0.6	1.9	(1.3)
December				1.1	3.2	(2.1)	3.3	1.3	2.0
January				1.2	2.3	(1.1)	2.4	2.3	0.1

Q3				1.5	2.8	(1.3)	2.1	1.8	0.3

February				3.3	2.4	0.9	(0.7)	2.4	(3.1)
March				0.1	2.4	(2.3)	1.2	2.4	(1.2)
April				1.7	2.4	(0.7)	2.1	1.9	0.2

Q4				1.7	2.4	(0.7)	1.0	2.2	(1.2)

Fiscal year				1.8	2.5	(0.7)	0.1	2.4	(2.3)

Fiscal 2009 - Quarter 1 4

•	Mimi’s Cafe same-store sales analysis (24-month core; 102 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)
June	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)
July	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)

Q1	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)

August				(1.9)	3.9	(5.8)	0.5	2.6	(2.1)
September				(2.0)	3.9	(5.9)	3.3	2.4	0.9
October				(0.8)	3.7	(4.5)	2.2	2.7	(0.5)

Q2				(1.5)	3.8	(5.3)	2.0	2.6	(0.6)

November				(1.9)	2.8	(4.7)	2.2	2.9	(0.7)
December				(1.8)	2.8	(4.6)	2.7	3.4	(0.7)
January				(2.4)	2.2	(4.6)	2.8	4.7	(1.9)

Q3				(2.0)	2.6	(4.6)	2.6	3.6	(1.0)

February				(5.2)	2.1	(7.3)	2.6	4.6	(2.0)
March				(4.3)	2.6	(6.9)	(0.2)	5.0	(5.2)
April				(6.0)	2.6	(8.6)	1.3	5.0	(3.7)

Q4				(5.3)	2.4	(7.7)	1.2	4.9	(3.7)

Fiscal year				(2.4)	3.2	(5.6)	1.6	3.4	(1.8)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY08	$1,784,000	$3,350,000

Q1 FY09 day part mix (%):
Breakfast	32%	21%
Lunch	36%	40%
Dinner	32%	39%

Q1 FY09 check average ($)	$7.95	$10.78
•	Quarterly restaurant sales by concept:

Q1 2009

Bob Evans Restaurants	$264,634,000
Mimi’s Cafes	103,509,000

Total	$368,143,000

Fiscal 2009 - Quarter 1 5

Food Products Review:
•	Net sales increased 12.0% ($72.1 million vs. $64.4 million).

•	Comparable pounds sold increased 13%.

•	Operating income increased 74.5% ($6.0 million vs. $3.4 million).

•	Operating margin was 8.3% compared to 5.3%.

•	Average hog cost decreased 31% ($29.00 per cwt vs. $42.00 per cwt). Historical hog cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2009	$29.00				$29.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2009	13%				13%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
•	Net sales review (dollars in thousands):

	Q1	Q1
	2009	2008

Gross sales	$88,924	$76,990

Less: promotions	(15,193)	(10,838)

Less: returns and allowances	(1,587)	(1,717)

Net sales	$72,144	$64,435

Fiscal 2009 - Quarter 1 6

Balance Sheet Summary:

(in thousands)	July 25, 2008	April 25, 2008

Cash and equivalents	$5,993	$7,669
Assets held for sale	570	1,179
Other current assets	63,784	62,635
Net property, plant and equipment	1,000,610	998,402
Goodwill and other intangible assets	112,481	112,686
Other non-current assets	25,900	24,465

Total assets	$1,209,338	$1,207,036

Current portion of long-term debt	$26,904	$26,904
Line of credit	141,000	138,500
Other current liabilities	143,351	160,800
Long-term debt	133,096	133,096
Other long-term liabilities	137,648	135,111
Stockholders’ equity	627,339	612,625

Total liabilities and equity	$1,209,338	$1,207,036

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 25, 2008, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Fiscal 2009 - Quarter 1 7